EASTERN EUROPEAN EQUITY FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                     Supplement dated August 5, 2008 to the
                           Class A Shares Prospectus,
                            Class C Shares Prospectus
                                       and
         Statement of Additional Information ("SAI") dated May 1, 2008.

This supplement is to be used with the prospectuses and SAI dated May 1, 2008. This supplement together with the prospectuses and SAI constitutes current prospectuses and SAI.

Effective immediately, Mr. Gunter Faschang no longer serves as Portfolio Manager of the Eastern European Equity Fund. All references to Mr. Faschang in the prospectuses and SAI are hereby deleted.

                                     *****

                                 I. PROSPECTUSES

The following replaces the first paragraph in the sub-section titled "Portfolio Manager" in the section titled "MANAGEMENT" on Page 9 of the Class A Shares prospectus and Page 8 of the Class C Shares prospectus.

Portfolio Manager - Mr. Pascal Curtet is the portfolio manager of the Fund. Mr. Curtet joined Vontobel Asset Management in June 2008 from Banque Morval, a Geneva-based Private Bank, where he was in charge of managing a Russian and Eastern European equity fund. Prior to Banque Morval he was a fund manager at Gerifonds/BCV in Lausanne, responsible for two emerging market equity funds. Mr. Curtet started his career in 1991 as a credit analyst at UBS, Zurich, followed by assignments as a financial analyst and portfolio manager.

                                     II SAI

The following replaces the sub-section titled "Portfolio Manager" in the section titled "INVESTMENT ADVISER AND ADVISORY AGREEMENT" on page 20 of the SAI.

Portfolio Manager. Mr. Pascal Curtet became the portfolio manager of the Fund on August 1, 2008.

Mr. Curtet currently serves as the portfolio manager for one other pooled investment vehicle, the Vontobel Eastern European Equity Fund, which is not available to U.S. investors. As of June 30, 2008, the Vontobel Eastern European Equity Fund had total net assets of 120,300,000 euros. Mr. Curtet does not act as manager to any other accounts or registered investment companies other than the Fund and the Vontobel Eastern European Equity Fund.

The Adviser does not believe that any material conflicts exist between Mr. Curtet's portfolio management of the Fund and his management of the Vontobel Eastern European Equity Fund. The Vontobel Eastern European Equity Fund and the Fund have substantially the same investment objectives, strategies and policies. In addition, the investment portfolios of the Vontobel Eastern European Equity Fund and the Fund are substantially the same. The Adviser believes that the allocation of investment opportunities is not an issue between these two entities because investment opportunities are allocated equitably between the two funds based upon relative asset size.

For his services as portfolio manager for the Fund and for the Vontobel Eastern European Equity Fund, Mr. Curtet is compensated by VAM. Mr. Curtet's compensation consists of two components. The first component is base salary which is fixed. The second component of compensation is a discretionary performance bonus which is partly determined by using the preceding three rolling performance numbers of the Fund versus the Nomura Research Institute's ("NRI") Composite-11 Index and partly determined by senior management. Mr. Curtet does not receive any compensation directly from the Fund.

As of June 30, 2008, Mr. Curtet beneficially owned the following dollar range of equity securities in the Fund and in the Company:


                                                       Aggregate Dollar
                                                        Range of Equity
                                  Dollar Range Of       Securities in All
                                  Equity Securities     Funds Of The
Name Of Portfolio Manager         In The Fund
Company


Pascal Curtet                     None                           None










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